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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
September 9, 2002

JETBLUE AIRWAYS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-49728 (Commission File Number)	87-0617894 (I.R.S. Employer Identification No.)

80-02 Kew Gardens Road Kew Gardens, New York 11415
(Address of principal executive offices)    (Zip Code)

(718) 286-7902
(Registrant's telephone number, including area code)

Item 5.    Other Events and Regulation FD Disclosure

        JetBlue Airways Corporation is filing herewith a press release issued on September 9, 2002 as Exhibit 99.1 which is included herein. This press release was issued to announce that JetBlue Airways Corporation has agreed to purchase all the membership interests of LiveTV, LLC, subject to certain conditions, primarily government approval.

Item 7.    Financial Statements and Exhibits

  (c)
  Exhibits

Exhibit Number	Description
99.1	Press Release

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JETBLUE AIRWAYS CORPORATION (Registrant)
Date: September 10, 2002	By:	/s/ THOMAS KELLY Thomas Kelly Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit
99.1	Press Release

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  Item 5. Other Events and Regulation FD Disclosure
  Item 7. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX